Exhibit 10.3

THIRD AMENDMENT TO MANUFACTURING AGREEMENT

This Third Amendment to Manufacturing Agreement (this “Amendment”), effective as of July 10, 2025 (the “Third Amendment Effective Date”), is made by and between ARS Pharmaceuticals Operations, Inc. formerly known as ARS Pharmaceuticals, Inc., a corporation organized under the laws of the State of California with an office at 11682 El Camino Real, Suite 120 San Diego CA 92130 (“COMPANY”) and Renaissance Lakewood, LLC, a limited liability company organized under the laws of the State of Delaware with an office at 1200 Paco Way, Lakewood, New Jersey 08701 (“RENAISSANCE”).

RECITALS

A.
Reference is made to that certain Manufacturing Agreement, dated as of September 9, 2020, by and between COMPANY and RENAISSANCE, as amended July 25, 2023 and September 17, 2024 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.
B.
COMPANY and RENAISSANCE desire to enter into this Amendment for purposes of modifying the Agreement as set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment of the Agreement.
(a)
Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B attached hereto.
2.
Miscellaneous.
(a)
Except as expressly amended herein, the Agreement shall remain in full force and effect.
(b)
This validity, interpretation and effect of this Amendment shall be governed by and construed under the laws of the State of Delaware without reference to principles of conflicts of laws.
(c)
This Amendment may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(The remainder of this page is intentionally left blank. The signature page follows.)

Each of the parties has caused this Amendment to be duly executed on its behalf as of the Third Amendment Effective Date.

ARS PHARMACEUTICALS OPERATIONS, INC.

By:	/s/ Richard Lowenthal
Name:	Richard Lowenthal
Title:	Chief Executive Officer

Renaissance Lakewood, LLC

By:	/s/ Serge Maltais
Name:	Serge Maltais
Title:	President and Chief Executive Officer